SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT – August 18, 2003

(Date of Earliest Event Reported)

AK STEEL HOLDING CORPORATION

(Exact name of registrant as specified in its charter)

Commission File No. 1-13696

Delaware	31-1401455
(State of Incorporation)	(I.R.S. Employer Identification No.)

703 Curtis Street, Middletown, OH	45043
(Address of principal executive offices)	Zip Code

Registrant’s telephone number, including area code: (513) 425-5000

Item 5.    Other Events.

On August 18, 2003, AK Steel Corporation issued a press release regarding the completion by its tube subsidiary, AK Tube LLC, of the acquisition of Central Tubing Facility from a subsidiary of ArvinMeritor. A copy of the press release has been filed as Exhibit No. 99.1 to this Current Report.

Item 7.    Exhibits.

(c)    Exhibit:

99.1    Press release dated August 18, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AK STEEL HOLDING CORPORATION

By:	/S/ DAVID C. HORN

David C. Horn
Secretary

Dated:    August 18, 2003

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued on August 18, 2003